Exhibit 10.102


                                SUPPORT AGREEMENT

         THIS SUPPORT AGREEMENT (herein called "Agreement") dated as of September __, 2002, by and between CAPITAL SENIOR LIVING, INC., a Texas corporation ("CSL") and TRIAD SENIOR LIVING I, L.P., a Texas limited partnership ("Triad I"), TRIAD SENIOR LIVING II, L.P., a Texas limited partnership ("Triad II"), TRIAD SENIOR LIVING III, L.P., a Texas limited partnership ("Triad III"), TRIAD SENIOR LIVING IV, L.P., a Texas limited partnership ("Triad IV") and TRIAD SENIOR LIVING V, L.P., a Texas limited partnership ("Triad V").

                                                      RECITALS

         A. CSL and each of Triad I, Triad II, Triad III, Triad IV and Triad V (collectively, the "Triads" and individually, a "Triad") have entered into management agreements (the "Management Agreements") pursuant to which CSL manages the communities owned by each Triad.

         B. Pursuant to the Management Agreements, CSL or an affiliate of CSL has loaned and may loan in the future funds to each Triad (as such loans exist from time to time, the "Existing Loans").

         C. CSL and each Triad desire to amend the Management Agreements and to agree to certain provisions concerning the Existing Loans, on the terms and conditions provided herein.

         NOW, THEREFORE, for valuable consideration paid by each party to the other, the receipt and sufficiency of which is hereby acknowledged, and in further consideration of the mutual covenants and agreements herein contained, intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. Each of Triad II, Triad III, Triad IV and Triad V agree to loan any Excess Cash Flow (as hereinafter defined) of such Triad to any one or more of Triad I, Triad II, Triad III, Triad IV and Triad V for payment of any interest owing on the Existing Loans of any of the other Triads and thereafter for payment of any principal owing on the Existing Loans of any of the other Triads. Funds loaned from one Triad to another Triad pursuant to this Agreement shall be evidenced by one or more promissory notes in form and substance reasonably acceptable to the loaning Triad, shall be unsecured, shall bear interest at 8% per annum, which interest shall accrue but not be paid until maturity, shall mature after the maturity of the applicable Existing Loan to such borrowing Triad and shall be subordinate in all respects to the applicable Existing Loan to such borrowing Triad, such subordination to provide that no payments of principal, interest or any other amounts shall be made on the loan from the loaning Triad until the applicable Existing Loan has been repaid in full. Notwithstanding the foregoing, the obligations of each Triad under this Agreement shall be subject in all respects to the terms and provisions of the Existing Loan of such Triad and any indebtedness of such Triad that is senior to the Existing Loan of such Triad.

                  "Excess Cash Flow" of any Triad shall mean any excess cash flow from operations, any excess refinancing proceeds and any excess sales proceeds of such Triad after payment of all operating expenses and all amounts due under any senior indebtedness of such Triad as well as all amounts due under the Existing Loan of such Triad, all as determined after taking into account the anticipated unsatisfied cash needs of such Triad. Anticipated unsatisfied cash needs may include, but shall not be limited to, anticipated operating expenses, debt service and similar obligations coming due in the future, and tax payment obligations stemming from the operations and activities of the loaning Triad, in all cases where such cash needs are not anticipated to be satisfied from currently known sources such as operating revenues.

         2. Each of Triad I, Triad II, Triad III, Triad IV and Triad V agrees that concurrently herewith such Triad shall amend its existing Management Agreements with CSL to extend the term of such Management Agreements until September 1, 2022, with an option in favor of CSL to further extend the term for one additional five year period at the end of the term, in each case subject to any required lender approval and in the case of Triad I, subject to any required approval of LB Triad, Inc. Each Triad agrees to use commercially reasonable efforts to obtain such approvals.

         3. This Agreement shall be binding upon and for the benefit of the parties hereto and their respective successors and assigns.

         4. None of the terms or provisions of this Agreement shall be deemed to create a partnership between or among the parties in their respective businesses or otherwise, or to affect in any way any partnership which may exist between any of the parties, nor shall it cause them to be considered joint venturers or members of any joint enterprise.

         5. This Agreement may be canceled, changed, modified, amended or terminated in whole, or in part only by written instrument executed by all parties.

         6. Invalidation of any of the provisions contained in this Agreement, or of the application thereof to any person by judgment or court order shall in no way affect any of the other provisions hereof or the application thereof to any other person and the same shall remain in full force and effect, unless enforcement of this Agreement as so partially invalidated would be unreasonable or grossly inequitable under all the circumstances or would frustrate the purposes of this Agreement.

         7. All notices, payments, requests, demands and other communications hereunder shall be in writing (except payments, which shall be in good funds) and shall be deemed to have been duly given or paid (a) when personally delivered, or (b) three (3) calendar days after mailed by registered or certified mail, postage prepaid, return receipt requested, delivered or addressed to the parties or their assigns at the following addresses or at such different addresses as shall be given in the manner herein provided:

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


                           If to CSL:

                           Capital Senior Living, Inc.
                           c/o David R. Brickman
                           14160 Dallas Parkway, Suite 300
                           Dallas, Texas 75240

                           If to any Triad:

                           c/o Blake N. Fail
                           4312 Mockingbird Lane
                           Dallas, Texas 75205

         8. This Agreement and the exhibits hereto contain the entire agreement between the parties with respect to the subject matter hereof. Any prior correspondence, memoranda or agreements are superseded in total by this Agreement and the exhibits hereto. The provisions of this Agreement shall be construed as a whole according to their common meaning and not strictly for or against any party.

         9. THIS AGREEMENT AND ALL RIGHTS AND OBLIGATIONS CREATED HEREBY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

         10. If any party shall bring an action against any other party to this Agreement by reason of the breach or alleged violation of any covenant, term or obligation hereof, or for the enforcement of any provision hereof or otherwise arising out of this Agreement, the prevailing party in such suit shall be entitled to its costs of suit and reasonable attorneys' fees, which shall be payable whether or not such action is prosecuted to judgment. The term "prevailing party" within the meaning of this Section 9 shall include, without limitation, a party who dismisses an action for recovery hereunder in exchange for payment of the sums allegedly due or an agreed amount in lieu thereof, performance of covenants allegedly breached, or consideration substantially equal to the relief sought in the action.

         11. Time is of the essence of this Agreement and each and every provision hereof.

         12. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT IT HAS HAD THE BENEFIT OF COUNSEL OF ITS OWN CHOICE AND HAS BEEN AFFORDED AN OPPORTUNITY TO REVIEW THIS AGREEMENT WITH ITS CHOSEN COUNSEL. EACH OF THE PARTIES HERETO FURTHER ACKNOWLEDGES THAT IT HAS, THROUGH ITS RESPECTIVE COUNSEL, PARTICIPATED IN THE PREPARATION OF THIS AGREEMENT, AND IT IS UNDERSTOOD AND AGREED THAT NO PROVISION HEREOF SHALL BE CONSTRUED AGAINST ANY OF THE PARTIES HERETO BY VIRTUE OF THE ACTIVITIES OF ANY SUCH PARTY OR BY ITS ATTORNEY IN THE PREPARATION AND EXECUTION THEREOF.

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



         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                           CAPITAL SENIOR LIVING, INC.


                           By: /s/ David R. Brickman
                              ------------------------------------------
                           Name: David R. Brickman
                                ----------------------------------------
                           Title: Vice President
                                 ---------------------------------------


                           TRIAD SENIOR LIVING I, L.P.

                           By:  Triad Senior Living, Inc.,
                                its general partner

                                By: /s/ Blake N. Fail
                                   --------------------------------------
                                Name: Blake N. Fail
                                     ------------------------------------
                                Title: President
                                      -----------------------------------


                          TRIAD SENIOR LIVING II, L.P.

                          By:   Triad Partners II, Inc.,
                                its general partner


                                By:  /s/ Blake N. Fail
                                   ---------------------------------------
                                Name: Blake N. Fail
                                     -------------------------------------
                                Title: President
                                      ------------------------------------


                          TRIAD SENIOR LIVING III, L.P.

                          By: Triad Partners III, Inc.,
                              its general partner


                              By:  /s/ Blake N. Fail
                                 -----------------------------------------
                              Name: Blake N. Fail
                                   ---------------------------------------
                              Title: President
                                    --------------------------------------


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



                          TRIAD SENIOR LIVING IV, L.P.

                          By:   Triad Partners IV, Inc.,
                                its general partner


                                By:  /s/ Blake N. Fail
                                   ---------------------------------------
                                Name: Blake N. Fail
                                     -------------------------------------
                                Title: President
                                      ------------------------------------


                           TRIAD SENIOR LIVING V, L.P.

                           By:  Triad Partners V, L.L.C.,
                                its general partner


                                By:  /s/ Blake N. Fail
                                   -------------------------------------
                                Name: Blake N. Fail
                                     -----------------------------------
                                Title: Manager
                                      ----------------------------------





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